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                                  EXHIBIT 23.2

                          Consent of Mauldin & Jenkins



                                                             Page 21 of 22 Pages

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                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 6, 1998, in the 1997 Annual Report to stockholders of First Sterling Banks, Inc. appearing in the Annual Report on Form 10-KSB for the year ended December 31, 1997.


                                                  MAULDIN & JENKINS



Atlanta, Georgia                                  /s/ Donnie Luker
June 8, 1998                                      ---------------------------








                                                             Page 22 of 22 Pages